UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE FOR THE FILING OF CURRENT REPORT ON FORM 8-K/A

This Current Report on Form 8-K/A is being filed by Edgewater Technology, Inc. to replace in its entirety the Separation Agreement and General Release that was furnished as Exhibit 10.1 to the Current Report on Form 8-K/A dated September 26, 2017. The only substantive change in the original Separation Agreement and General Release is a correction of the listed Severance Payment amount of $212,500, as such amount should have been $425,000.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

Exhibit Number	Description

10.1	Corrected Separation Agreement and General Release, date September 22, 2017, between Edgewater Technology, Inc. and Robin Ranzal-Knowles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 27, 2017

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes

Name:	Timothy R. Oakes

Title:	Chief Financial Officer

(Principal Financial Officer)